EXHIBIT 10.9.4
*Certain portions of this exhibit have been omitted pursuant to a request for confidential treatment which has been filed separately with the SEC.
FOURTH AMENDMENT TO
KRISTALOSE AGREEMENT
     This Fourth Amendment to Kristalose Agreement (the “Fourth Amendment”) is effective this 1st day of January, 2010 by and between Inalco S.P.A. (“Inalco Italy”), Inalco Biochemicals, Inc. (“Inalco U.S.”) and Cumberland Pharmaceuticals Inc. (“Cumberland”). Inalco Italy and Inalco U.S. are hereinafter collectively referred to as “Inalco.”
     WHEREAS, Inalco and Cumberland entered into a certain Kristalose Agreement in April 2006 (the “Original Agreement”) and subsequently entered into a certain Amendment to the Kristalose Agreement on April 3, 2008 (“First Amendment”), a certain Second Amendment to the Kristalose Agreement on July 1, 2008 (“Second Amendment”), and a certain Third Amendment to the Kristalose Agreement on April 6, 2009 (“Third Amendment”) (The Original Agreement, First Amendment, Second Amendment, and Third Amendment as amended hereby, are collectively referred to herein as the “Kristalose Agreement”);
     WHEREAS, Inalco and Cumberland desire to further amend the Kristalose Agreement in certain respects as set forth herein.
     NOW, THEREFORE, for and in consideration of the mutual covenants and agreements hereinafter set forth, and for other good and valuable consideration, the parties hereto agree as follows:
     1. Amendment of Section 4.3. Effective the date of this Amendment, Section 4.3 (Payment for Product) of the Kristalose Agreement is hereby further amended to reflect a one-time price increase by deleting “[***]” and substituting in lieu thereof “[***]” and by deleting “[***]” and substituting in lieu thereof “[***]”.
     2. Capitalized terms not defined in this Fourth Amendment shall have the meaning set forth in the Kristalose Agreement.
     3. It is mutually agreed that all covenants, conditions and agreements set forth in the Kristalose Agreement (as amended hereby) shall remain binding upon the parties and inure to the benefit of the parties hereto and their respective successors and assigns.

     IN WITNESS WHEREOF, the parties hereto have caused this Fourth Amendment to be executed by their duly authorized representatives effective as of the day and year first written above.

INALCO S.P.A
By:	/s/ Giovanni Cipolletti
	Name:	Givanni Cipolletti
Its: Legal Representative

INALCO BIOCHEMICALS, INC.
By:	/s/ E. Lowe
	Name:	E. Lowe
Its:

CUMBERLAND PHARMACEUTICALS INC.
By:	/s/ A.J. Kazimi
	Name:	A.J. Kazimi
Its: Chief Executive Officer

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